Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the AAR CORP. (the “Company”) quarterly report on Form 10-Q for the period ending November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy J. Romenesko, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2004
/s/ TIMOTHY J. ROMENESKO
Timothy J. Romenesko

  Vice President and Chief Financial Officer